SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 2006


                                West Marine, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)



   Delaware                       0-22512                   77-0355502
-----------------             -----------------         ------------------
(State or other               (Commission File           (I.R.S. Employer
jurisdiction of                   Number)                 Identification No.)
incorporation)



                 500 Westridge Drive                           95076
              Watsonville, California
           --------------------------------                 ------------
       (Address of principal executive offices)              (Zip Code)



                                 (831) 728-2700
                             -----------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.        Entry into a Material Definitive Agreement.

At the West Marine, Inc. annual meeting of stockholders (the "Annual Meeting") held on May 4, 2006, West Marine's stockholders, upon the recommendation of West Marine's Board of Directors, approved amendments to the West Marine, Inc. Omnibus Equity Incentive
Plan (the "Plan").  The amendments limit the term of award grants to five years, require issuance of awards at 100% of the fair market value on the grant date, establish a "fungible share pool design" and increase the aggregate number of shares authorized for issuance by 475,000.

A summary of the Plan is set forth under Proposal No. 2 in West Marine's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 6, 2006.  The foregoing description of the amendments to the Plan and the summary of the Plan set forth under Proposal No. 2 in West Marine's definitive proxy statement are qualified by reference to the full text of the Plan filed with this report as Exhibit 10.1 and incorporated herein by reference.

Also on May 4, 2006, the Governance and Compensation Committee approved the following stock option grants:

               Executive Officer                            Number of Shares

               Peter Harris                                   75,000
               Peter Van Handel                                9,600
               Bruce Edwards                                  22,800

The options grants will be effective on June 1, 2006, and the exercise price will be based on the closing price of West Marine common stock on that date.  The options will have a term of five years and will vest ratably over four years beginning on June 1,
2007.  The other terms of the option awards are consistent with the Plan and the Notice of Grant of Stock Options and Option
Agreement for Employees filed with this report as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 9.01.        Financial Statements and Exhibits.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Not Applicable.

                  (d)      Exhibits:

                           10.1    West Marine, Inc. Omnibus Equity Incentive Plan, as amended.

                           10.2    Form of Notice of Grant of Stock Options and Option Agreement for Employees.

                           10.3    Form of Notice of Grant of Stock Options for Non-Employee Directors.




                                                               SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     WEST MARINE, INC.




Date:  May 10, 2006                                  By:/s/ Peter L. Harris
                                                        --------------------------------------
                                                        Peter L. Harris
                                                        Chief Executive Officer and President



                                                                                                                Exhibit 10.1



                                      WEST MARINE, INC. OMNIBUS EQUITY INCENTIVE PLAN, AS AMENDED

                                                               SECTION 1
                                                  ESTABLISHMENT, PURPOSE AND DURATION

         1.1      Establishment of the Plan.  West Marine, Inc., a Delaware corporation (the "Company"), having previously established the "West Marine, Inc. 1993 Omnibus Equity Incentive Plan," and the "West Marine, Inc. Nonemployee Director Stock
Option Plan," and merged those plans effective as of March, 2002, and further amends and restates the merged plan in its entirety
(the "Plan") effective May 4, 2006.  Any awards issued under any predecessor plan, together with the terms and conditions of any award agreement previously issued to any participant under any such plan shall continue in force and effect under the terms of this
Plan.  The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted
Stock, Performance Units, Performance Shares, and Other Stock-Based Awards.  The Plan is effective as of May 4, 2006, subject to the approval by an affirmative vote, at the next meeting of the stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of the common stock of the Company, present in person or by proxy and entitled to vote at such meeting.

         1.2      Purpose of the Plan.  The purpose of the Plan is to promote the success, and to enhance the value of the Company by linking the personal interests of Employees, Non-Employee Directors and Consultants to those of Company shareholders, and by providing such participants with an incentive for outstanding performance.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees, Non-Employee Directors and Consultants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

         1.3      Duration of the Plan.  The Plan shall commence on the date specified in Section 1.1 and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 15, until all Shares subject to the Plan have been purchased or acquired pursuant to the provisions of the Plan.


                                                               SECTION 2
                                                              DEFINITIONS

The following terms shall have the meanings set forth below, unless plainly required by the context:

         2.1      "Affiliated SAR" means a Stock Appreciation Right that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

         2.2      "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock
Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares or any Other Stock-Based Awards that are valued in whole or in part be reference to, or otherwise based on or related to, Shares.

         2.3      "Award Agreement" means any written agreement, contract or other instrument entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

         2.4      "Board" or "Board of Directors" means the Board of Directors of the Company.

         2.5      "Code" means the Internal Revenue Code of 1986, as amended from time to time.  Reference to a specific section of the Code shall include such section, any valid final or temporary regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

         2.6      "Committee" means the committee, as specified in Section 3, appointed by the Board to administer the Plan with respect to grants of Awards, or any subcommittee thereof.

         2.7      "Company" means West Marine, Inc., a Delaware corporation, or any successor thereto.

         2.8      "Consultant" means any consultant, independent contractor or other person who provides significant services to the
Company or its Subsidiaries, but who is not an employee of the Company or its Subsidiaries.

         2.9      "Covered Employee" has the same meaning as set forth in Section 162(m) of the Code, and successor provisions.

         2.10     "Director" means any individual who is a member of the Board of Directors of the Company.

         2.11     "Disability" means a permanent and total disability within the meaning of Code Section 22(e)(3).

         2.12     "Employee" means any employee of the Company or of the Company's Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         2.13     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.  Reference to a specific section or regulation of the Exchange Act shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section or regulation.

         2.14     "Fair  Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date as reflected by composite transactions on the Nasdaq National Market System, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

         2.15     "Freestanding SAR" means a Stock Appreciation Right that is granted independently of any Options.

         2.16     "Incentive Stock Option" or "ISO" means an option to purchase Shares, which is designated as an Incentive Stock
Option and is intended to meet the requirements of Section 422 of the Code.



         2.17     "Insider" shall mean an individual who, on the relevant date, is a Company director, Company officer (within the meaning of Rule 16a-1 promulgated under the Exchange Act), or beneficial owner of 10% or more of the Shares.

         2.18     "Non-Employee Director" shall mean a Director who is an employee of neither the Company nor any Subsidiary (within the meaning of Rule 16b-3(b) promulgated under the Exchange Act).

         2.19     "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares which is not intended to be an Incentive
Stock Option.

         2.20     "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         2.21     "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

         2.22     "Other Stock-Based Award" means a right, granted to a Participant under Section 10, that relates to or is valued by reference to Shares.

         2.23     "Participant" means an Employee, Non-Employee Director or Consultant who has an outstanding Award granted under the Plan.

         2.24     "Performance Unit" means an Award granted to a Participant pursuant to Section 9.

         2.25     "Performance Share" means an Award granted to a Participant pursuant to Section 9.

         2.26     "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and/or the Shares are subject to a substantial risk of forfeiture, as provided in Section 8.

         2.27     "Restricted Stock" means an Award granted to a Participant pursuant to Section 8.

         2.28     "Shares" means the shares of common stock of the Company.

         2.29     "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Section 7.

         2.30     "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

         2.31     "Tandem SAR" means a Stock Appreciation Right that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the
Option, a SAR shall similarly be cancelled).


                                                               SECTION 3
                                                            ADMINISTRATION

         3.1      The Committee.  The Plan shall be administered by the Committee.  The Committee shall consist of not less than two (2) Directors.  The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the
Board of Directors.  The Committee shall be comprised solely of Directors who are Non-Employee Directors.

         3.2      Authority of the Committee.  The Committee shall have full power, except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to determine the terms and conditions of each Award Agreement, which need not be identical for each Participant; to construe and interpret the Plan and any Award Agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and
(subject to the provisions of Section 15 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.  Further, the Committee shall make all other determinations, which may be necessary or advisable for the administration of the Plan.  As permitted by law, the Committee may delegate its powers; provided, however, that only the Committee may administer the Plan with respect to Insiders, except that the Committee may delegate its power to issue Options to Insiders so long as such Options are not exercisable for at least six (6)
months after the grant of the Option Award.

         3.3      Decisions Binding.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries, and shall be given the maximum deference permitted by law.

         3.4      Limitation of Liability.  Each member of the Committee shall be entitled to rely or act in good faith upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, legal counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.  No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company, pursuant to Section 17 hereof, with respect to any such action, determination, or interpretation.




                                                               SECTION 4
                                                      SHARES SUBJECT TO THE PLAN

         4.1      Number of Shares.  Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan, including shares subject to Awards previously issued and outstanding under the Company's 1993 Omnibus Equity
Incentive Plan and Nonemployee Director Stock Option Plan, may not exceed 7,300,000 (which includes 6,825,000 Shares authorized under the Plan prior to the effective date of this amendment and restatement of the Plan).  These 7,300,000 Shares may be either authorized but unissued or reacquired Shares.  The following rules will apply for purposes of the determination of the number of
Shares available for grant under the Plan:

                  (a)      While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

                  (b)      The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

                  (c)      The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

                  (d)      The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of
Shares subject to the SAR, in addition to the number of Shares subject to the related Option.

                  (e)      The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of
Freestanding SARs granted.

                  (f)      The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

                  (g)      Commencing with the effective date of this Plan, each grant of a Restricted Stock Award, Performance
Share, or any other "full-value" Share-based award shall reduce the authorized Share pool by 1.89 Shares.

                  (h)      To the extent that an Award is settled in cash rather than in Shares, the Shares reserved for such Award shall not be deducted from the authorized Share pool.

                  (i)      To the extent Shares are withheld from any Award by the Company to pay taxes applicable to any Award, such Shares shall be deducted from the authorized Share pool.

                  (j)      Shares tendered by a participant to pay the exercise price of any Option or to satisfy tax-withholding obligations of any Award shall not be added to the authorized Share pool.

         4.2      Lapsed Awards.  If any Award granted under this Plan is cancelled, terminates, expires, or lapses for any reason
(with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Without limiting the foregoing, to the extent a Restricted Stock Award is forfeited prior to the expiration of the applicable Period of Restriction, such Shares shall be added to the authorized share pool.

         4.3      Adjustments in Authorized Shares.  In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, such adjustment shall be made in the number and/or class of Shares which may be delivered under the Plan, and in the number and/or class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, and provided that the number of Shares subject to any Award shall always be a whole number.


                                                               SECTION 5
                                                     ELIGIBILITY AND PARTICIPATION

         5.1      Eligibility.  Persons eligible to participate in this Plan include all Employees, Non-Employee Directors and
Consultants of the Company and its Subsidiaries, as determined by the Committee.  Notwithstanding the preceding sentence, Randolph
K. Repass shall not be eligible to participate in the Plan.

         5.2      Actual Participation.  Subject to the provisions of the Plan (including, but not limited to, Section 11 relating to nondiscretionary awards to Non-Employee Directors), the Committee in its sole discretion, shall select from all eligible
Employees, Non-Employee Directors and Consultants, those to whom Awards shall be granted, and the Committee, in its sole discretion, shall determine the nature and amount of each Award.


                                                               SECTION 6
                                                             STOCK OPTIONS

         6.1      Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Employees,
Non-Employee Directors and Consultants at any time and from time to time as shall be determined by the Committee.  The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant.  The Committee may grant
ISOs, NQSOs, or a combination thereof.

         6.2      Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions of exercise of the Options, and such other provisions as the Committee shall determine.  The Award Agreement also shall specify whether the Option is intended to be an
ISO or a NQSO, provided that if the Award Agreement does not so specify, the Option shall be a NQSO.



         6.3      Option Price.  The Option Price for each grant of an Option shall be determined by the Committee in its sole discretion.

                           6.3.1    Nonqualified Stock Options.  In the case of a Nonqualified Stock Option, the Option Price shall be not less than one-hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted.

                           6.3.2    Incentive Stock Options.  In the case of an Incentive Stock Option, the Option Price shall be not less than one-hundred percent (100%)of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time the Option is granted, the Employee (together with persons whose stock ownership is attributed to the
Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one-hundred and ten percent
(110%) of the Fair Market Value of a Share on the date that the Option is granted.

         6.4      Duration of Options.  Each Option shall expire at such time as the Committee, in its sole discretion, shall determine; provided, however, that for grants made on or after the effective date of this Plan, no Option may be exercised after the expiration of five (5) years from the date the Option was granted.  After the Option is granted, the Committee, in its sole discretion, may extend the maximum term of such Option, provided, however, that on or after the effective date of this Plan, no extension shall make the Option exercisable more than five (5) years after the date the Option was granted.

         6.5      Exercise of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee, in its sole discretion, shall determine.  After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.  However, in no event may any Option granted to an Insider be exercisable until six (6) months following the date of its grant, unless the Option was awarded by a committee comprised solely of two or more Non-Employee Directors.

         6.6      Payment.  Options shall be exercised by the Participant's delivery of a written notice of exercise to the
Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.  The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent.  The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Shares, and to be consistent with the Plan's purpose and applicable law.  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7      Restrictions on Share Transferability.  The Committee may impose restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable
Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.8      Certain Additional Provisions for Incentive Stock Options.

                           6.8.1    Exercisability.  The aggregate Fair Market Value (determined at the time the Option is granted)
of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000, or such other limitation required under
Section 422(d) of the Code.

                           6.8.2    Termination of Employment.  No Incentive Stock Option may be exercised more than three months after the effective date of the Participant's termination of employment for any reason other than Disability or death, unless (a)
the Participant dies during such three-month period, and/or (b) the Award Agreement permits later exercise.  No Incentive Stock
Option may be exercised more than one year after the Participant's termination of employment on account of death or Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement permits later exercise.

                           6.8.3    Employees Only.  Incentive Stock Options may be granted only to persons who are Employees at the time of grant.  Non-Employee Directors and Consultants shall not be eligible to receive Incentive Stock Options.

         6.9      Nontransferability of Options.  No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as allowed under Section 12.  All
Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                                                               SECTION 7
                                                          APPRECIATION RIGHTS

         7.1      Grant of SARs.  Subject to the terms and conditions of the Plan, a SAR may be granted to an Employee, Non-Employee
Director or Consultant at any time and from time to time as shall be determined by the Committee, in its sole discretion.  The
Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.  The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs.  However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR.  The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option.  In no event shall any SAR granted to an Insider become exercisable within the first six (6) months after the date it was granted, unless the SAR was awarded by a committee comprised solely of two or more Non-Employee Directors.

         7.2      Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.  Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market
Value of the Shares subject to the ISO exceeds the Option Price of the ISO.



         7.3      Exercise of Affiliated SARs.  Affiliated SARs shall be deemed to be exercised upon the exercise of the related
Options.  The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

         7.4      Exercise of Freestanding SARs.  Freestanding SARs shall be exercisable on such terms and conditions as shall be determined by the Committee, in its sole discretion.

         7.5      Term of SARs.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, provided, however, that for grants made on or after the effective date of this Plan, no SAR may be exercised after the expiration of five (5) years from the date the SAR was granted..

         7.6      SAR Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise and such other provisions as the Committee, in its sole discretion, shall determine.
After a SAR is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option or extend the term of the SAR, provided, however, that on or after the effective date of this Plan, no extension shall make the SAR exercisable more than five (5) years after the date the SAR was granted.

         7.7      Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be entitled to receive payment from the
Company in an amount determined by multiplying:  (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; times (b) the number of Shares with respect to which the SAR is exercised.  At the discretion of the
Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

         7.8      Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a SAR under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable
Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         7.9      Nontransferability of SARs.  No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under Section 12.
Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                                                               SECTION 8
                                                           RESTRICTED STOCK

         8.1      Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Non-Employee Directors and Consultants in such amounts as the
Committee, in its sole discretion, shall determine.

         8.2      Restricted Stock Agreement.  Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period (or Periods) of Restriction, the number of Restricted Stock Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.  However, in no event may any Restricted Stock granted to an Insider become vested in a Participant prior to six (6) months following the date of its grant, unless the Restricted Stock was awarded by a committee comprised solely of two or more Non-Employee Directors.

         8.3      Transferability.  Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the
Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement.  All rights with respect to the Restricted Stock granted to a
Participant under the Plan shall be available during his or her lifetime only to such Participant.

         8.4      Other Restrictions.  The Committee, in its sole discretion, may impose such other restrictions on any Shares of
Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), stop-transfer order, and/or such other restrictions under applicable Federal or state securities laws, rules and regulations thereunder or rules of the national securities exchange or system on which the Shares are listed.

         8.5      Certificate Legend.  The Committee may cause a legend or legends to be placed on any such Restricted Stock certificates to make appropriate reference to any restrictions that may be applicable to Shares.  In addition, during any Period of
Restriction, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a
Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

         8.6      Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the
Period of Restriction.  The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions.  After the Shares are released from restrictions, the Participant shall be entitled to have the applicable legend or legends required by Section 8.5 removed from his or her Share certificate.

         8.7      Voting Rights.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares unless otherwise provided in the Award Agreement.

         8.8      Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted
Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held, unless otherwise provided in the Award Agreement.  If any such dividends or distributions are paid in Shares, the
Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

         8.9      Return of Restricted Stock to Company.  Subject to the applicable Award Agreement and Section 8.6, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.


                                                               SECTION 9
                                               PERFORMANCE UNITS AND PERFORMANCE SHARES

         9.1      Grant of Performance Units/Shares.  Subject to the terms of the Plan, Performance Units and Performance Shares may
be granted to Employees, Non-Employee Directors and Consultants at any time and from time to time, as shall be determined by the
Committee, in its sole discretion.  The Committee shall have complete discretion in determining the number of Performance Units and
Performance Shares granted to each Participant.  With respect to Covered Employees, Performance Units and Performance Shares are
intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder.  The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the direction of the Committee.

         9.2      Maximum Individual Awards.  No individual may be granted more than 750,000 Shares subject to any combination of
Performance Units/Shares, Restricted Stock, Options, SARs, or Other Stock-Based Awards subject to performance criteria in any given calendar year.  The maximum payout for any Covered Employee for a performance-based Award paid in cash is 300 percent of such
Covered Employee's January 1 base salary for the calendar year of the performance-based Award payment.  The Share amounts in this
Section 9.2 are subject to the adjustment provisions under Section 4.3.  As determined by the Committee, the performance goal shall be the attainment of one or more of the pre-established amounts of revenue, profit, net income, cash flow, income before depreciation and amortization, earnings per share, return on capital or total shareholder return of the Company.

         9.3      Value of Performance Units/Shares.  Each Performance Unit shall have an initial value that is established by the
Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants.  The time period during which the performance goals must be met shall be called a "Performance Period."  Performance Periods of Awards granted to
Insiders shall, in all cases, exceed six (6) months in length, unless the performance-based Awards were granted by a committee comprised solely of two or more Non-Employee Directors.

         9.4      Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance
Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the
Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

         9.5      Form and Timing of Payment of Performance Units/Shares.  The settlement of any earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period.
The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance
Period) or in a combination thereof.  Prior to the beginning of each Performance Period, Participants may, in the discretion of the
Committee, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

         9.6      Cancellation of Performance Units/Shares.  Subject to the applicable Award Agreement, upon the earlier of (a) the
Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

         9.7      Nontransferability.  Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, a Participant's rights under the
Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

         9.8      Restrictions on Share Transferability.  The Committee may impose restrictions on any Shares acquired pursuant to any performance-based Award granted under this Section 9 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.


                                                              SECTION 10
                                                       OTHER STOCK-BASED AWARDS

         10.1     Other Stock-Based Awards.  The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the
Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights and Awards valued by reference to book value of Shares or the performance of specified Subsidiaries.

         10.2     Terms and Conditions.  The Committee shall determine the terms and conditions of such Awards, which may include performance criteria.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

         10.3     Restrictions on Share Transferability.  The Committee may impose restrictions on any Shares acquired pursuant to any Award granted under this Section 10 as it may deem advisable, including, without limitation, restrictions under applicable
Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.


                                                              SECTION 11
                                                     NON-EMPLOYEE DIRECTOR AWARDS

         11.1     Election of NQSO or Restricted Stock.  As of the close of each annual meeting of the Company's stockholders at which a Non-Employee Director is nominated for reelection and is so elected by the stockholders, each such Non-Employee Director shall receive an automatic grant, at his or her election, of either (i) a Nonqualified Stock Option exercisable for 3,000 Shares or
(ii) 1,000 Shares of Restricted Stock.  In lieu of the foregoing award, as of the close of the first such annual meeting at which a
Non-Employee Director is nominated for election and is so elected by the Company's stockholders, each such newly elected Non-
Employee Director shall receive an automatic grant, at his or her election, of either (i) a Nonqualified Stock Option exercisable for 4,500 Shares or (ii) 1,500 Shares of Restricted Stock.

                           11.1.1   NQSO Features.  The Option Price shall be the Fair Market Value of the Shares as of the date of the Award.  The NQSO shall become exercisable six months following the date of the Award.  The NQSO shall be exercisable for a period of five (5) years from the date of the Award, provided that if the Non-Employee Director ceases to be a Director prior to the time the NQSO becomes exercisable, then the NQSO shall terminate and be forfeited on the date the Non-Employee Director ceases to be a Director.

                           11.1.2   Restricted Stock Features.  The Restricted Stock shall become vested one (1) year following the date of grant, provided that if the Non-Employee Director ceases to be a Director prior to such anniversary, then the Restricted
Stock shall be forfeited on the date the Non-Employee Director ceases to be a Director.

         11.2     Award of Restricted Stock.  As of the close of each annual meeting of the Company's stockholders, each Non-
Employee Director in office at the conclusion of such meeting shall be awarded Shares of Restricted Stock valued at $6,000 based upon the Fair Market Value of the Shares on the date of the annual meeting.  The Restricted Stock shall become vested one (1) year following the date of grant, provided that if the Non-Employee Director ceases to be a Director prior to such anniversary, then the
Restricted Stock shall be forfeited on the date the Non-Employee Director ceases to be a Director.

         11.3     Other Stock Based Awards.  As of the close of each annual meeting of the Company's stockholders, each Non-Employee
Director in office at the conclusion of such meeting shall be awarded Shares valued at $8,000 based upon the Fair Market Value of the Shares on the date of the annual meeting.  The Non-Employee Director's rights in the Shares shall be immediately vested, and the
Non-Employee Director shall be treated as the Owner of such shares as of the date of grant.

         11.4     Limit on Awards.  All Awards made under this Section 11 are subject to the overall Share limitations set forth in
Section 4.1.


                                                              SECTION 12
                                                        BENEFICIARY DESIGNATION

         As provided in this Section 12, each Participant under the Plan may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit and/or who may exercise any vested Award under the Plan following the Participant's death.  Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the
Committee.  In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the
Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.



                                                              SECTION 13
                                                               DEFERRALS

         The Committee, in its sole discretion, may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to
Performance Units/Shares.  Any such deferral elections shall be subject to such rules and procedures as shall be determined by the
Committee from time to time.


                                                              SECTION 14
                                                        RIGHTS OF PARTICIPANTS

         14.1     No Effect on Employment or Service.  Nothing in the Plan shall interfere with or limit in any way the right of the
Company to terminate any Participant's employment or any Non-Employee Director's or Consultant's service with the Company, or any
Subsidiary thereof, at any time, with or without cause.  For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         14.2     Participation.  No Employee, Non-Employee Director or Consultant shall have the right to be selected to receive an
Award under this Plan, or, having been so selected, to be selected to receive a future Award, provided that a Non-Employee Director shall be entitled to the Awards under Section 11.


                                                              SECTION 15
                                                 AMENDMENT, SUSPENSION, OR TERMINATION

         The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that without further stockholder approval, no such alteration or amendment shall (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; provided, further, that stockholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under
Rule 16b-3 promulgated under the 1934 Act.  Notwithstanding anything in the Plan to the contrary, neither the Board nor the
Committee shall amend the Plan, or any part thereof, to permit a transaction that would have the effect of repricing an Option or
Stock Appreciation Right without obtaining shareholder approval of such amendment.  For this purpose "repricing" means (i) any transaction that would have the effect of repricing an Option or Stock Appreciation Right under applicable financial accounting standards, or (ii) with respect to an Option with an exercise price equal to or greater than the fair market value of the underlying stock, either the Company's cancellation of such Option in exchange for another Award or the Company's purchase of such
Option for cash.  Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted.  No Award may be granted during any period of suspension, or after termination, of the Plan.


                                                              SECTION 16
                                                              WITHHOLDING

         16.1     Tax Withholding.  Prior to the delivery of any Shares or cash pursuant to the Plan, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy
Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any
Awards.

         16.2     Shares Withholding.  The Committee may, in its absolute discretion, permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement.  The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum Federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined
(the "Tax Date").  The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date.
Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee.


                                                              SECTION 17
                                                            INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, or who had been delegated a duty by them under the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party, or in which he or she may be involved by reason of any action taken or failure to act, which such person took or failed to take, in good faith, in carrying out his or her duties under the Plan or any Award
Agreement, and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


                                                              SECTION 18
                                                              SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


                                                              SECTION 19
                                                          LEGAL CONSTRUCTION

         19.1     Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         19.2     Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         19.3     Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges or systems as may be required.

         19.4     Securities Law Compliance.  With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.  To the extent any provision of the Plan, Award
Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


         19.5     Governing Law.  The Plan and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California (without giving effect to principles of conflicts of laws thereof) and applicable Federal law.

         19.6     Captions.  Captions are provided herein for convenience only, and are not to serve as a basis for interpretation or construction of the Plan.


                                                                                                                  Exhibit 10.2


                                         NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT

------------------------------------------------------- ----------------------------------------------------------------
Non-Qualified Stock Option Agreement Under the                            West Marine, Inc.
Omnibus Equity Incentive Plan                                             ID: 94-2374523
                                                                          500 Westridge Drive
                                                                          Watsonville, GA  95076

------------------------------------------------------- ----------------------------------------------------------------

Employee:  _________________________                                      Option Number:  ____________________________
                                                                          Effective Date: ___________________________
ID #: ______________________________                                      Number of Shares: __________________________
                                                                          Exercise Price/Share: ______________________

------------------------------------------------------- ----------------------------------------------------------------

As of the effective date specified above, you have been granted a Non-Qualified Stock Option to buy the number of shares of West
Marine, Inc. (the "Company") common stock specified above at the exercise price per share specified above.  All of the options will expire no later than the fifth anniversary of the effective date.  The options will vest as follows, assuming continuous employment:

No. Shares                          % of Total                              Date Vest
         00                            25%                       1st Anniversary of Effective Date
         00                            25%                       2nd Anniversary of Effective Date
         00                            25%                       3rd Anniversary of Effective Date
         00                            25%                       4th Anniversary of Effective Date

------------------------------------------------------------------------------------------------------------------------
By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Omnibus Equity Incentive Plan, as
amended, and Appendix A hereto, Terms and Conditions of Non-Qualified Stock Option, all of which are incorporated herein and made a part of this document.
------------------------------------------------------------------------------------------------------------------------

West Marine, Inc.

By: ________________________________________                      Date: ___________________________________


Employee: _________________________________                       Date: ___________________________________


Address:  _________________________________________________________________________________________________

___________________________________________________________________________________________________________




Employee's Non-Qualified                                                                        Option No.:  ____________________
Stock Option (4-25%)                                                                            ID:  ____________________________


                                                               Exhibit A
                                                           West Marine, Inc.
                                                     Omnibus Equity Incentive Plan

                                                  Nonqualified Stock Option Agreement


1.       GRANT OF OPTION.  West Marine,  Inc. (the  "Company")  hereby  grants to the Associate  named in the "Notice of Grant of
Stock Options and Option  Agreement"  under the West Marine,  Inc.  Omnibus Equity  Incentive Plan (the "Plan"),  as a separate incentive in connection  with his or her  employment  and not in lieu of any salary or other  compensation  for his or her services, a nonqualified stock option to purchase,  on the terms and  conditions  set forth in this  Agreement and the Plan,  all or any part of an aggregate of the number of shares,  as stated in the Notice of Grant,  of the Common Stock,  at the purchase price set forth in the Notice of Grant. The option  granted  hereby is not intended to be an Incentive  Stock Option within the meaning of Section
422 of the Internal  Revenue Code of 1986, as amended.

2.       EXERCISE  PRICE.  The  purchase  price per share (the  "Option  Price")  shall be as set forth in the Notice of Grant of
Stock Options and Option  Agreement,  which is the fair market value per share of the Common  Stock on the  effective  date specified in the Notice of Grant of Stock  Options and Option  Agreement.  The Option  Price shall be payable in the legal  tender of the United  States or, in the  discretion  of the  Committee,  in shares of the Common stock of the Company or in a  combination of such legal tender and such shares.

3.       NUMBER OF  SHARES.  The  number  and class of shares  specified  in the  Notice of Grant of Stock  Options,  and/or the
Option Price,  are  subject  to  appropriate  adjustment  in the event of  changes  in the  capital  stock of the  Company  by reason of stock dividends, split-ups or combinations of shares, reclassifications,  mergers, consolidations,  reorganizations or liquidations.  Subject to any  required  action of the  stockholders  of the  Company,  if the Company  shall be the  surviving corporation  in any merger or consolidation,  the option granted hereunder (to the extent that it is still  outstanding) shall pertain to and apply to the securities to which a holder of the same number of shares of Common  Stock that are then subject to the option  would have been  entitled.  To the extent that the foregoing  adjustments  relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

4.       COMMENCEMENT  OF  EXERCISABILITY.  Except as otherwise  provided in this  Agreement,  the right to exercise the option awarded by  this  Agreement  shall  accrue:

(a)      as to 25% of the  shares  subject  to such  option  on the day  after  the first  anniversary  of the  effective  date of this Agreement,
(b)      as to an additional 25% on the day after the second anniversary of this Agreement,
(c)      as to an additional 25% on the day after the third anniversary of this Agreement, and
(d)      as to the remaining 25% on the day after the fourth anniversary of this Agreement.

In the event of termination of the Associate's  employment  with the Company and its  Subsidiaries  for any reason,  the Associate will accrue no  further  entitlement  in the Plan,  and all  options  which are not  vested as of the  earlier  of the date the
Associate's employment is terminated or the date the Associate  receives notice of such termination  shall lapse and expire immediately.  That is, the  Associate  will not  continue  to accrue any  benefits in the Plan during any actual or deemed reasonable  notice of  termination period.

5.       TERMINATION  OF OPTION.  In the event of termination of the  Associate's  employment  with the Company or a Subsidiary for any reason,  the Associate may, within three (3) months after the date of such  termination,  but in no event after five (5) years from the date of this  agreement,  whichever  shall first occur,  exercise the option to the extent the right to exercise the option had accrued as of the date of such  termination.  In the event the  Associate  shall die  within  such  three (3) month period,  the option may be exercised  by the  Associate's  transferee,  as  hereinafter  provided,  to the same extent  that the right to exercise  the option had accrued immediately prior to the Associate's death, for a period of three (3) months after the date of the Employee's death.

6.       PERSONS  ELIGIBLE TO EXERCISE.  The option shall be exercisable  during the  Associate's  lifetime only by the Associate.
The option shall be non-transferable  by the Associate other than by a beneficiary  designation made in a form and manner acceptable to the Committee, or by will or the applicable laws of descent and distribution.

7.       AFTER THE DEATH OF ASSOCIATE.  To the extent  exercisable  after the Associate's  death, the option shall be exercised only by the  Associate's  designated  beneficiary  or  beneficiaries,  or if no beneficiary  survives the  Associate,  by the person or persons entitled to the option under the Associate's  will, or if the Associate shall fail to make  testamentary disposition of the option, by his or her legal  representative.  Any  transferee  exercising  the option must  furnish  the Company
(a) written  notice of his or her status as  transferee,  (b)  evidence  satisfactory  to the  Company  to  establish  the validity  of the  transfer  of the option and compliance  with any laws or  regulations  pertaining to said transfer,  and (c)
written  acceptance of the terms and conditions of the option as prescribed in this Agreement.

8.       EXERCISE OF OPTION. The option may be exercised by the person then entitled to do so as to any shares which may then be purchased (a) by giving written notice of exercise to the Company, specifying the number of full shares to be purchased and accompanied by full payment of the purchase price thereof (and the amount of any income tax the Company is required by law to withhold by reason of such exercise), and (b) by giving satisfactory assurances in writing if requested by the Company, signed by the person exercising the option, that the shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof.

9.       SUSPENSION OF EXERCISABILITY. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares covered by the option or any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of shares hereunder, the option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.


10.      NO RIGHTS OF STOCKHOLDER. Neither the Associate nor any person claiming under or through said Associate shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the shares issuable upon the exercise of the option, unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Associate.

11.      OPTION HAS NO EFFECT ON EMPLOYMENT. The terms of Associate's employment shall be determined from time to time by the
Company, or the Subsidiary employing the Associate, as the case may be, and the Company, or the Subsidiary employing the Associate, as the case may be, shall have the right, which is hereby expressly reserved, to terminate or change the terms of the employment of the Associate at any time for any reason whatsoever, with or without good cause.

12.      ADDRESSES FOR NOTICES. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the
Company, in care of its Secretary, at West Marine, Inc., 500 Westridge Drive, Watsonville, CA 95076, or at such other address as the
Company may hereafter designate in writing. Any notice to be given to the Associate shall be addressed to the Associate at the address set forth below the Associate's signature in the Notice of Grant of Stock Options, or at such other address as the Associate may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.

13.      NON-TRANSFERABILITY OF OPTION. Except as otherwise herein provided, the option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise)
and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of said option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, said option and the rights and privileges conferred hereby shall immediately become null and void.

14.      MAXIMUM TERM OF OPTION.  Notwithstanding  any other  provision of this  Agreement,  this option is not  exercisable  after the expiration of five (5) years from the effective date of this Agreement.

15.      BINDING AGREEMENT.  Subject to the limitation on the  transferability of the option contained herein,  this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

16.      PLAN GOVERNS. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions off this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Terms used and not defined in this Agreement shall have the meaning set forth in the Plan.

17.      COMMITTEE AUTHORITY. The Committee shall have the discretionary power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Associate, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

18.      CAPTIONS.  Captions  provided  herein  are for  convenience  only  and are not to  serve  as a  basis  for  interpretation or construction of this Agreement.

19.      AGREEMENT  SEVERABLE.  In the event  that any  provision  in this  Agreement  shall be held  invalid  or  unenforceable, such provision  shall be  severable  from,  and such  invalidity  or  unenforceability  shall not be  construed  to have any effect on, the remaining provisions of this Agreement.

20. FURTHER ASSURANCES. At any time, and from time to time after executing this Agreement, the Associate will execute such additional instruments and take such actions as may be reasonably requested by the Company to confirm or perfect or otherwise to carry out the intent and purpose of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement, in duplicate, effective as of the day and year specified in paragraph 2 of this Agreement.


                                                   West Marine, Inc.


                                                                                                                  Exhibit 10.3


                                                   NOTICE OF GRANT OF STOCK OPTIONS

------------------------------------------------------- ----------------------------------------------------------------
Non-Qualified Stock Option Agreement                                      West Marine, Inc.
Under the Omnibus Equity Incentive Plan                                   ID: 94-2374523
                                                                          500 Westridge Drive
                                                                          Watsonville, GA  95076
------------------------------------------------------- -----------------------------------------------------

Director:  __________________________                                     Option Number:   ____________________________
                                                                          Effective Date:  ____________________________
ID #: _______________________________                                     Number of Shares:____________________________
                                                                          Exercise Price:  ____________________________

------------------------------------------------------- -----------------------------------------------------------------

As of the effective date specified above, you have been granted a Non-Qualified Stock Option to buy the number of shares of West Marine, Inc. (the "Company") common stock specified above at the exercise price per share specified above.  All of the options will expire no later than the fifth anniversary of the effective date.  All of the options will vest and become exercisable, assuming continuous service as a director, on the date six months after the effective date.

------------------------------------------------------------------------------------------------------------------------
By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Omnibus Equity Incentive Plan, as amended, and Appendix A hereto,
Non-Qualified Stock Option Agreement, all of which are incorporated herein and made a part of this document.

------------------------------------------------------------------------------------------------------------------------

West Marine, Inc.

By: ________________________________________                  Date: _______________________________________


Director: __________________________________                  Date: _______________________________________

Address:  _________________________________________________________________________________________________

___________________________________________________________________________________________________________



Director's Non-Qualified                                                            Option No.:  _______________
Stock Option                                                                        ID:  _______________________


                                                              Appendix A

                                                           West Marine, Inc.
                                                     Omnibus Equity Incentive Plan

                                                  Nonqualified Stock Option Agreement


1.       Grant of Option.  The Company hereby grants a non-qualified stock option to the Director under the terms of the Omnibus
Equity Incentive Plan (the "Plan").  This option entitles the Director to purchase, on the terms and conditions set forth in this
Agreement and the Plan, all or any part of the number of shares of Common Stock set forth in the Notice of Grant of Stock Options, at the purchase price set forth in the Notice of Grant of Stock Options.  The option granted hereby is not an Incentive Stock Option with the meaning of Section 422 of the Code.

2.       Exercise Price.  The purchase price per share (the "Option Price") shall be as set forth in the Notice of Grant of Stock
Options, which is the fair market value per share of Common Stock on the effective date specified in the Notice of Grant of Stock
Options and Option Agreement.  The Option Price shall be payable in the legal tender of the United States or, in the discretion of the Committee, in shares of Common Stock of the Company or in a combination of such legal tender and shares.

3.       Number of Shares.  The number and class of shares specified in the Notice of Grant of Stock Options, and/or the Option
Price, are subject to appropriate adjustment in the event of changes in the capital stock of the Company by reason of stock dividends, split-ups or combinations of shares, reclassifications, mergers, consolidations, reorganizations or liquidations.
Subject to any required action of the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, the option granted hereunder (to the extent that it is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are then subject to the option would have been entitled.  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Governance and Compensation Committee of the Board (the "Committee"), whose determination in that respect shall be final, binding and conclusive.

4.       Commencement of Exercisability.  Except as otherwise provided in this Agreement, the right to exercise the option awarded by this Agreement shall accrue as to 100% of the shares subject to such option on the date which is six months following the effective date of this Agreement, as set forth in the Notice of Grant of Stock Options.

5.       Termination of Option. The option awarded by this Agreement shall terminate upon the expiration of five (5) years from the date the option was granted, provided that if the Director ceases (for any reason) to be a Director prior to the date that the option has become exercisable under paragraph 4 of this Appendix A, such option shall terminate on the date the Director ceases to serve as a Director.

6.       Persons Eligible to Exercise. The option shall be exercisable during the Director's lifetime only by the Director. The option shall be non-transferable by the Director other than by a beneficiary designation made in a form and manner acceptable to the
Committee, or by will or the applicable laws of descent and distribution.

7.        Death of Director. To the extent exercisable after the Director's death, the option shall be exercised only by the
Director's designated beneficiary or beneficiaries, or if no beneficiary survives the Director, by the person or persons entitled to the option under the Director's will, or if the Director shall fail to make testamentary disposition of the option, by his or her legal representative. Any transferee exercising the option must furnish the Company (a) written notice of his or her status as transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of the option and compliance with any laws or regulations pertaining to said transfer, and (c) written acceptance of the terms and conditions of the option as prescribed in this Agreement.

8.       Exercise of Option.  The option may be exercised by the person then entitled to do so as to any shares which may then be purchased (a) by giving written notice of exercise to the Company, specifying the number of full shares to be purchased and accompanied by full payment of the purchase price thereof (and the amount of any income tax the Company is required by law to withhold by reason of such exercise), and (b) by giving satisfactory assurances in writing if requested by the Company signed by the person exercising the option, that the shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof.

9.       Suspension of Exercisability. If at any time the Company shall determine, in its discretion, that the listing registration or qualification of the shares covered by the option on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of shares hereunder, the option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

10.      No Rights of Stockholder. Neither the Director nor any person claiming under or through said Director shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the shares issuable upon the exercise of the option, unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Director.

11.      No Effect on Service.  Nothing in this Agreement shall confer upon the Director the right to continue in service on the
Board.

12.      Addresses for Notices.  Any notice to be given to the Company under the terms of this Agreement shall be addressed to the
Company, in care of its Secretary, at West Marine Products, Inc., 500 Westridge Drive, Watsonville, California  95076, or at such other address as the Company may hereafter designate in writing.  Any notice to be given to the Director shall be addressed to the


Director at the address set forth beneath the Director's signature in the Notice of Grant of Stock Options, or at such other address as the Director may hereafter designate in writing.  Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a
United States post office.

13. Non-Transferability of Option. Except as otherwise herein provided, the option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise)
and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of said option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, said option and the rights and privileges conferred hereby shall immediately become null and void.

14.      Maximum Term of Option.  Notwithstanding any other provision of this Agreement, this option is not exercisable after the expiration of five (5) years from the effective date of this Agreement, as set forth in the Notice of Grant of Stock Options.

15.      Binding Agreement.  Subject to the limitation on the transferability of the option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

16.      Plan Governs.  This Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern.  Terms used and not defined in this Agreement shall have the meaning set forth in the Plan.

17. Committee Authority. The Committee shall have the discretionary power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Director, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

18.      Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

19.      Agreement Severable.  In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

20. Further Assurances.  At any time, and from time to time after executing this Agreement, the Director will execute such additional instruments and take such actions as may be reasonably requested by the Company to confirm or perfect or otherwise to carry out the intent and purpose of this Agreement.

21. Governing Law.  This Agreement is to be governed by the laws of the State of California without regard to conflicts of law principles thereof.


                                                           West Marine, Inc.

